UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2016

APOGEE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-6365	41-0919654
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 West 78th Street, Suite 520, Minneapolis, Minnesota	55435
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (952) 835-1874

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  Approval of the Apogee Enterprises, Inc. 2016 Executive Management Incentive Plan

On June 23, 2016, at the 2016 Annual Meeting of Shareholders (the “Annual Meeting”) of Apogee Enterprises, Inc. (the “Company”), the Company’s shareholders approved the Apogee Enterprises, Inc. 2016 Executive Management Incentive Plan (the “2016 Executive MIP”). The Company’s Board of Directors adopted the 2016 Executive MIP on April 22, 2016, subject to shareholder approval.

The 2016 Executive MIP is intended to provide the Company’s executive officers with a direct financial incentive to make significant contributions to the achievement of the annual strategic and financial goals of the Company. The 2016 Executive MIP entitles each participant to receive a cash bonus payment after the end of a fiscal year if the applicable performance goals for payment of the bonus have been satisfied. At the beginning of each fiscal year, the Company’s Compensation Committee establishes a “bonus pool” equal to a percentage (not in excess of 100%) of one or more specific, objective, predetermined performance goals selected by the Compensation Committee from the business criteria listed in the 2016 Executive MIP. At the time the pool is established, the Compensation Committee determines a maximum percentage of the pool reserved for each eligible executive officer. The percentage need not be the same for each award recipient, but the aggregate for the group as a whole cannot exceed 100% of the pool. The amount payable under the award depends on the amount of the performance goal generated by the Company, as well as the achievement of such other conditions as the Compensation Committee may establish in its sole discretion. The Compensation Committee has complete discretionary authority to reduce the amount of a bonus that otherwise would be payable to any participant under the 2016 Executive MIP. Subject to limitations prescribed by our Compensation Committee, a participant may elect to defer part or all of any annual bonus payment under our deferred compensation plans. The maximum bonus that may be paid to any participant pursuant to the 2016 Executive MIP in any fiscal year may not exceed $3,000,000. The 2016 Executive MIP is designed to ensure that payments of cash incentive compensation under the plan will be fully deductible by the Company under Section 162(m) of the Internal Revenue Code for the next five fiscal years.

The Compensation Committee may amend, alter or discontinue the 2016 Executive MIP at any time in its sole discretion, except that, without approval of the Company’s shareholders, the Compensation Committee may not make any amendments or other modifications that, absent approval of the shareholders, would cause any compensation paid pursuant to any award under the 2016 Executive MIP no longer to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code.

This summary of the 2016 Executive MIP is not complete and is qualified in its entirety by reference to the full text of the 2016 Executive MIP, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. A more detailed summary of the 2016 Executive MIP can be found in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on May 9, 2016.

Amendment to the Apogee Enterprises, Inc. 2011 Deferred Compensation Plan

On June 23, 2016, the Board of Directors of the Company adopted the Second Amendment (the “Amendment”) to the Apogee Enterprises, Inc. 2011 Deferred Compensation Plan (the “2011 Deferred Compensation Plan”). The Amendment provides that discretionary contributions to the 2011 Deferred Compensation Plan made by the Company or one of its business units on or after January 1, 2017, for the benefit of an employee will vest at the time, and be distributable to the employee, as specified in the contribution award agreement, which may be a date earlier than separation from service of the Company and its business units. Prior to adopting the Amendment, such discretionary contributions could only be distributed to the employee upon separation from service of the Company and its business units.

The Amendment is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders.

On June 23, 2016, at the Annual Meeting, the shareholders voted on the following:

(1)	A proposal to elect three Class III directors for three-year terms ending in the year 2019 and one Class I director for a one-year term ending in the year 2017. Each of the director nominees was elected and received the following votes:

Class III Directors	For	Withhold	Broker Non-Votes
Jerome L. Davis	23,689,088	1,205,293	1,872,209
Sara L. Hays	23,519,528	1,374,853	1,872,209
Richard V. Reynolds	23,819,253	1,075,128	1,872,209

Class I Director	For	Withhold	Broker Non-Votes
David E. Weiss	23,666,512	1,227,869	1,872,209

(2)	An advisory (non-binding) vote to approve the Company’s executive compensation. The proposal was approved and received the following votes:

For	Against	Abstain	Broker Non-Votes
23,873,354	800,821	220,206	1,872,209

(3)	A proposal to approve the Apogee Enterprises, Inc. 2016 Executive Management Incentive Plan. The proposal was approved and received the following votes:

For	Against	Abstain	Broker Non-Votes
24,234,138	630,726	29,517	1,872,209

(4)	A proposal to re-approve the material terms of the performance goals under the Apogee Enterprises, Inc. 2009 Stock Incentive Plan, as Amended (2011). The proposal was approved and received the following votes:

For	Against	Abstain	Broker Non-Votes
24,278,348	589,542	26,491	1,872,209

(5)	A proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 4, 2017. The proposal was approved and received the following votes:

For	Against	Abstain	Broker Non-Votes
26,466,104	298,906	1,580	-

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

10.1	Apogee Enterprises, Inc. 2016 Executive Management Incentive Plan.*

10.2	Second Amendment to the Apogee Enterprises, Inc. 2011 Deferred Compensation Plan.*

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE ENTERPRISES, INC.

By:	/s/ Patricia A. Beithon
Patricia A. Beithon
General Counsel

Date:  June 29, 2016

EXHIBIT INDEX

Exhibit Number	Description

10.1	Apogee Enterprises, Inc. 2016 Executive Management Incentive Plan.*

10.2	Second Amendment to the Apogee Enterprises, Inc. 2011 Deferred Compensation Plan.*

*	Filed herewith

5